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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2002


                          SATCON TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-11512                     04-2857552
----------------------------       -----------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)



      161 First Street, Cambridge, Massachusetts                  02142
      ------------------------------------------                ----------
       (Address of principal executive offices)                 (Zip Code)



                           (617) 661-0540
        ----------------------------------------------------
        (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         SatCon Technology Corporation (NasdaqNM: SATC), and Chevron Energy Solutions, LP., (CHEVRON ES), a subsidiary of ChevronTexaco, Inc. (NYSE: CVX), have entered into a strategic collaboration agreement. Under the agreement SatCon and CHEVRON ES will work together to test in-plant power quality or power generation concepts with the intention of using these concepts as the building blocks for developing an integrated, bundled in-plant power quality or power generation solution. The agreement also provides that CHEVRON ES can execute a supplier agreement to market SatCon's static and rotary UPS products and other products, as the parties may agree.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SATCON TECHNOLOGY CORPORATION


Date:   March 11, 2002                        By:  /s/ Ralph M. Norwood
                                                   ------------------------
                                                   Ralph M. Norwood
                                                   Chief Financial Officer